SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 18, 2004

HUNTINGTON BANCSHARES INCORPORATED
(Exact Name of Registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Huntington Center
41 South High Street
Columbus, Ohio 43287
(614) 480-8300
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Item 4. Changes to Registrant’s Certifying Accountants.

     On February 18, 2004, Huntington Bancshares Incorporated (“Huntington”) determined not to renew the engagement of its independent accountants, Ernst & Young LLP, and appointed Deloitte & Touche LLP as its new independent accountants to audit Huntington’s consolidated financial statements for the year ending December 31, 2004. The change was the result of a competitive bidding process involving several accounting firms. The decision not to renew the engagement of Ernst & Young LLP and to retain Deloitte & Touche LLP was made by the Audit/Risk Committee of Huntington’s Board of Directors. Ernst & Young LLP’s report on Huntington’s 2003 financial statements has not yet been issued, but is expected to be issued in March 2004 in conjunction with the filing of Huntington’s Annual Report on Form 10-K for the year ended December 31, 2003, at which time Ernst & Young LLP’s engagement will be terminated, except with respect to audit and audit-related services pertaining to the year ended December 31, 2003, as required by Huntington.

     The audit reports of Ernst & Young LLP on the consolidated financial statements of Huntington and subsidiaries as of and for the years ended December 31, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that its audit report for 2002 was modified to reflect a change in Huntington’s method of accounting for amortization of goodwill in 2002 in accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets. Huntington anticipates that the audit report of Ernst & Young LLP, when issued, on the consolidated financial statements of Huntington and subsidiaries as of and for the year ended December 31, 2003, will not contain any adverse opinion or disclaimer of opinion, nor will it be qualified or modified as to uncertainty, audit scope, or accounting principles, except that it is expected to be modified to reflect a change in Huntington’s method of accounting for variable interest entities in 2003 in accordance with FASB Interpretation No. 46, Consolidation of Variable Interest Entities. A letter from Ernst & Young LLP is attached as Exhibit 16.1.

     During Huntington’s two most recent years ended December 31, 2002, and the subsequent interim period through February 18, 2004, there were no disagreements between Huntington and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

     During Huntington’s two most recent years ended December 31, 2002, and the subsequent interim period through February 18, 2004, neither Huntington nor anyone on its behalf consulted with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit 16.1 — Letter of Ernst & Young LLP regarding change in certifying accountant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: February 24, 2004	By:	/s/ Michael J. McMennamin
Michael J. McMennamin, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16.1	Letter of Ernst & Young LLP regarding change in certifying accountant.